Exhibit 10.21

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Agreement”), dated as of October 2, 2013, is entered into by and among Pattern US Finance Company LLC, a Delaware limited liability company (“US Borrower”), Pattern Canada Finance Company ULC, a Nova Scotia unlimited company (“Canada Borrower” and together with US Borrower, the “Borrowers”), and Royal Bank of Canada, acting through its New York Branch, as Administrative Agent under the Credit Agreement (the “Administrative Agent”). The Borrowers and the Administrative Agent shall be referred to hereunder as the “Parties” and, individually, as a “Party.”

RECITALS

WHEREAS, the Borrowers and the Administrative Agent are party to that certain Credit and Guaranty Agreement, dated as of November 15, 2012 (the “Credit Agreement”), among the Borrowers, certain Subsidiaries of the Borrowers, the Lenders from time to time party thereto, Royal Bank of Canada (acting through its New York branch) as Administrative Agent, Royal Bank of Canada (acting through its New York branch) as Collateral Agent (the “Collateral Agent”), Royal Bank of Canada, Bank of Montreal and Morgan Stanley Bank, N.A., each as Issuing Bank, Bank of Montreal, as Syndication Agent and Morgan Stanley Senior Funding, Inc., as Documentation Agent

WHEREAS, Sponsor and the Collateral Agent have entered into that certain Pledge Agreement, dated as of November 15, 2012 (the “Existing US Pledge Agreement”), Sponsor wishes to transfer 100% of its membership interest in the US Borrower to Pattern US Operations Holdings LLC (the “New US Pledgor”), and the New US Pledgor is required to pledge its so acquired membership interest in the US Borrower to Collateral Agent pursuant to the Credit Agreement, and to enter into a pledge agreement with Collateral Agent in respect of such membership interest (the “US Replacement Pledge Agreement”).

WHEREAS, PRHC and the Collateral Agent have entered into that certain Canada Limited Recourse Guarantee and Pledge Agreement, dated as of November 15, 2012 (the “Existing Canada Pledge Agreement”), PRHC wishes to transfer 100% of its membership interest in the Canada Borrower to Pattern Canada Operations Holdings LLC (the “New Canada Pledgor”), and the New Canada Pledgor is required to pledge its so acquired membership interest in the Canada Borrower to Collateral Agent pursuant to the Credit Agreement, and to enter into a limited recourse guarantee and pledge agreement with Collateral Agent in respect of such membership interest (the “Canada Replacement Pledge Agreement” and together with the US Replacement Pledge Agreement, the “Replacement Pledge Agreements”).

WHEREAS, the Parties wish to clarify that the Replacement Pledge Agreements are “Pledge Agreements” and “Collateral Documents”, in each case as defined under the Credit Agreement, and the Parties agree that the amendments set forth in Section 3 of this Agreement cure a defect or omission, resolve an ambiguity or inconsistency or reflect changes of a minor, technical or administrative nature in the Credit Agreement and are otherwise for the benefit of the Secured Parties.

1	CREDIT AGREEMENT AMENDMENT (PATTERN REVOLVER)

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the principles of interpretation set forth in Section 1.3 of the Credit Agreement shall apply herein.

Section 2. Effectiveness of Amendments. The amendments in this agreement shall be effective on the date when each of the following conditions have been satisfied: (i) the Parties hereto shall have executed and delivered this Agreement, (ii) each of the Replacement Pledge Agreements shall have been executed and delivered by each of the respective parties thereto, (iii) the Collateral Agent shall have filed in the applicable jurisdictions appropriately completed UCC financing statements or PPSA financing statements, as applicable, naming New US Pledgor or New Canada Pledgor, as applicable, as debtor and Collateral Agent as secured party, in each case covering the Collateral described in the applicable Replacement Pledge Agreement, and (iv) the Collateral Agent shall have received the certificates representing the Capital Stock pledged pursuant to the respective Replacement Pledge Agreements.

Section 3. Amendment.

(a) The definition of “US Pledge Agreement” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

““US Pledge Agreement” means that certain Pledge Agreement, dated as of October 2, 2013, by and between Pattern US Operations Holdings LLC and Collateral Agent, as it may be amended, restated, supplemented or otherwise modified from time to time.”

(b) The definition of “Canada Pledge Agreement” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

““Canada Pledge Agreement” means that certain Canada Limited Recourse Guarantee and Pledge Agreement, dated as of October 2, 2013, by and between Pattern Canada Operations Holdings ULC and Collateral Agent, as it may be amended, restated, supplemented or otherwise modified from time to time.”

(c) The last sentence of Section 6.3 of the Credit Agreement is hereby amended and restated as follows:

“Notwithstanding anything to the contrary set forth in this Agreement, sixty five percent (65%) of the Capital Stock of each of the Canada Borrower and the Canada Restricted Holding Company Subsidiaries shall at all times be subject to

2	CREDIT AGREEMENT AMENDMENT (PATTERN REVOLVER)

an effective and continuing Lien in favor of Collateral Agent, and neither PRHC (or any permitted successor or transferee of PRHC that owns one hundred percent (100%) of the Capital Stock of Canada Borrower) nor Canada Borrower shall pledge for any purpose their ownership interest in the remaining thirty five percent (35%) of the Capital Stock of the Canada Borrower and the Canada Restricted Holding Company Subsidiaries, respectively.”

Section 4. Miscellaneous.

(a) Limited Effect. The foregoing consent is limited in effect and, except as specifically set forth above, shall apply only as expressly set forth in this Agreement and shall not constitute a consent, waiver, modification, approval or amendment of any other provision of the Credit Agreement or any other Credit Document. Except as expressly provided herein, nothing herein shall limit in any way the rights and remedies of the Administrative Agent, Collateral Agent, the Issuing Banks and the Lenders under the Credit Agreement and the other Credit Documents.

(b) Governing Law, Etc. Sections 10.15, 10.16 and 10.17 of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Agreement mutatis mutandis.

(c) Counterparts and Facsimile or Electronic Mail Execution. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or by electronic mail also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(d) Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

(e) Headings. The headings of various sections of this Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

[Signature Pages Follow]

3	CREDIT AGREEMENT AMENDMENT (PATTERN REVOLVER)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date and year first above written.

PATTERN US FINANCE COMPANY LLC,
a Delaware limited liability company

By:
Name:	DYANN BLAINE
Title:	VICE PRESIDENT

CREDIT AGREEMENT AMENDMENT (PATTERN PLEDGE REPLACEMENT)

PATTERN CANADA FINANCE COMPANY ULC,
a Nova Scotia unlimited company

By:
Name:	DYANN BLAINE
Title:	VICE PRESIDENT

CREDIT AGREEMENT AMENDMENT (PATTERN PLEDGE REPLACEMENT)

ROYAL BANK OF CANADA,
ACTING THROUGH ITS NEW YORK BRANCH
as Administrative Agent

By:
Name:	Yvonne Brazier
Title:	Manager, Agency

CREDIT AGREEMENT AMENDMENT (PATTERN PLEDGE REPLACEMENT)